                                                                      EXHIBIT 32

                         A.C. MOORE ARTS & CRAFTS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A. C. Moore Arts & Craft, Inc. (the "Company"), does hereby certify with respect to this Form 10-Q for the period ended March 31, 2005 (the "Report") that:

                (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ John E. Parker
                                        ----------------------------------------
Date:  May 2, 2005                      John E. Parker
                                        Chief Executive Officer

                                        /s/ Leslie H. Gordon
                                        ----------------------------------------
Date: May 2, 2005                       Leslie H. Gordon
                                        Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.